UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2011

Date of reporting period: October 1, 2010 — March 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCTEX

Putnam California Tax Exempt Income Fund

Semiannual report
3|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
California Tax Exempt
Income Fund

Semiannual report
3 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets continue to improve, despite the many headwinds that they face. The stock market has shown resilience, recently hitting multiple-year highs. The number of U.S. companies paying dividends is significantly higher than a year ago, and corporate profits remain strong.

Even with this positive news, Putnam believes that volatility will continue to roil the markets in the months ahead. Federal budget issues, inflationary pressures, stubbornly high unemployment, and global developments from Japan to Libya have created a cloud of uncertainty. In addition, the U.S. fixed-income market faces the end of the Federal Reserve’s quantitative easing program and the prospects of a tighter monetary policy in the future. We believe, however, that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In addition, Putnam would like to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true for Putnam California Tax Exempt Income Fund, which explores the vast California municipal bond market, investing across a range of market sectors.

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities, and they offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and local income taxes as well. While the stated yields on municipal bonds are usually lower than those on taxable bonds, state tax exemption is a powerful advantage because state income tax can erode investment income significantly.

The fund combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers carefully consider the risks involved, including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The fund is backed by the resources of Putnam’s fixed-income organization, in which bond analysts conduct ongoing, rigorous research. Once a bond has been purchased, the managers continue to monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of their in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2011.

Results for investors subject to lower tax rates would not be as advantageous.

Performance snapshot

Annualized total return (%) comparison as of 3/31/11

- **The fund — class A shares before sales charge**
  Putnam California Tax Exempt Income Fund (PCTEX)
- **Fund's benchmark**
  Barclays Capital Municipal Bond Index
- **Fund's Lipper peer group average**
  California Municipal Debt Funds

7.10
6.42
6.46
4.66
3.49
3.35
4.14
2.53
2.03
4.47
2.80
2.44
1.63
0.00
LIFE OF FUND
(since 4/29/83)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*
-0.56
-3.68
-6.43
-6.44

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

The final months of 2010 were an unusually turbulent period for the bond markets. How did that volatility affect Putnam California Tax Exempt Income Fund’s performance over the first half of its fiscal year?

It was a volatile period for the fixed-income markets, especially for municipal bonds. In early November, the Federal Reserve announced it would purchase $600 billion in Treasury bonds over the next several months in a second round of quantitative easing measures, designed in part to keep yields low and encourage investor risk-taking. Around this time, data also began to suggest that the U.S. economic recovery was gathering strength. Treasury market yields jumped higher, which in turn put pressure on interest rates in the municipal bond market.

In addition, the media’s coverage of state budget challenges took on a more dire tone during the final months of 2010, with predictions of widespread defaults becoming increasingly common. As a result, sentiment turned sharply negative, and investors pulled money out of municipal bond holdings at a rapid pace. In the first quarter of 2011, the municipal bond market was far more stable, but there is still a significant amount of investor uncertainty surrounding a number of issues — from interest rates to the potential for tax reform.

The past six months have been challenging, and while it is always difficult to report a loss, I am pleased to report that the fund has outperformed its Lipper peer group average over the 1-, 3-, 5-, and 10-year periods ended March 31, 2011.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

What accounts for the difference between the fund’s performance and that of the benchmark?

The benchmark is constructed somewhat differently than the fund. As active managers, we look for what we believe are the most attractive areas of the market from a risk/return perspective. Throughout the past six months, we’ve held an overweight position in securities rated A and Baa, which have a somewhat higher perceived credit risk than Aa-rated securities. For reference, Aaa is the highest bond rating and indicates the lowest risk of default. We believed that the A/Baa segment of the market generally was undervalued. When investors pulled money out of municipal bonds and municipal bond funds during the fourth quarter, the entire market declined, but since January, higher-rated bonds performed better than the lower-rated segments of the market. As a result, the benchmark index, which has a larger exposure to higher-rated securities, posted higher returns.

I should also point out that the benchmark is constructed so that the various maturity “buckets” — the short-, intermediate-, and long-term bonds tracked by the benchmark — all have a relatively equal contribution to the benchmark’s duration. Duration, as a reminder, measures a portfolio’s sensitivity to interest-rate changes. The fund, on the other hand, has a more limited exposure to shorter-term securities — specifically, those with maturities of less than five years. As a result, the fund’s slightly longer duration detracted from relative performance as interest rates rose during the period.

How has the increase in Treasury rates affected the municipal bond market?

By way of background, when interest rates increase, the prices of existing bonds generally decline as the fixed interest rates they offer become less attractive to investors. So

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

when interest rates in the Treasury market change, the rest of the taxable fixed-income market generally moves with them.

Municipal bonds’ relation to Treasuries is a little more complex. Because municipal bonds offer tax-exempt income, their yields generally are lower than those of comparable Treasuries, whose interest is taxed as ordinary income. Over the long term, municipal bonds have offered yields between 85% and 100% of comparable Treasuries, broadly speaking. Since 2008, however, amid forced selling and some unusual supply/demand characteristics, pretax yields in the municipal market have often been at 100% or more of Treasuries. That ratio continues to hover at or above the 100% threshold today for 30-year maturities. We believe that if interest rates continue to rise, municipal bonds won’t necessarily decline to the same degree as taxable bonds, given that high yield ratio.

What effect has recent legislation — both enacted and proposed — had on the tax-exempt bond market?

It has been a very busy period from a policy perspective. First, at the end of 2010, the popular Build America Bonds — or “BABs” — program expired. The program was authorized by the 2009 stimulus bill to allow states and municipalities to issue bonds in the taxable market by offering an accompanying subsidy payment to the municipal issuer from the federal government. All 50 states issued BABs during the life of the program, and, despite some speculation that the program might be extended, it was allowed to expire on December 31, 2010.

Credit qualities are shown as a percentage of net assets as of 3/31/11. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

The expiration of the BABs program caused a significant spike in supply at the end of 2010. To lock in the federal subsidy BABs offered, many states pushed up new issuance into the fourth quarter of 2010 — issuance that was originally slated for 2011. Because excess supply can lead to lower prices when demand fails to keep pace, some investors worried that the expiration of BABs would translate into significantly higher tax-free issuance in 2011, undermining price stability. We believed the first few months of 2011 would bring lighter issuance, and, in fact, issuance year to date has been even lower than expected, which has helped price stability recently.

Speculation about changes to tax policy also has affected the market. Given the ongoing struggle to reduce the federal deficit, a number of proposals are now on the table. Simplification of the tax code is one possibility, with changes to a number of the existing marginal rates. In a market dominated by individual investors, the relative attractiveness of municipal bonds is driven in large part by income tax rates, and any changes to those rates could affect investors’ decisions as they reexamine their portfolios.

Investors also should be aware that there are a number of proposals under consideration in Washington, D.C. that could affect the way that municipal bonds are issued in the future. For example, one proposal suggests replacing traditional tax-exempt bonds with tax credit bonds. It is very important to note that no current proposal would affect the tax-exempt nature of currently outstanding bonds, which is to say they would be grandfathered. It is difficult to say how these proposals will fare as part of the overall attempts to reduce the federal deficit, but the debate could add to investor uncertainty.

How did you position the portfolio during the past six months?

Adhering to a strategy we have held for some time, we continued to position the portfolio

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

to benefit from improving fundamentals in the municipal bond market. As I mentioned earlier, we believed essential service revenue bonds remained attractive, and we held an overweight position in A- and Baa-rated securities relative to the fund’s benchmark. Over the period, this detracted from returns relative to the benchmark, as lower-rated securities lagged the overall market’s returns. Within our credit positioning strategy, the fund’s overweight exposure to California state general obligation bonds helped relative returns. Our holdings in Puerto Rico bonds produced more mixed results. Puerto Rico securities tend to be highly liquid, heavily traded positions in the municipal bond market, and the territory’s bonds generally lagged the market over the past six months.

We continued to limit the fund’s exposure to local general obligation bonds, or “G.O.s,” which are securities issued at the city or county level that are not tied to any particular revenue stream. We believe that as the federal government looks to reduce transfer payments to the states and as states, in turn, seek to close their deficits by reducing spending, these types of bonds are at risk for downgrades or other headline-driven price volatility. Unlike state general obligation bonds, local G.O.s rely more on property tax revenue rather than income or sales taxes. With real estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources. For those reasons, limiting our exposure in this area of the market generally has been beneficial.

We have also been maintaining a modestly larger cash position than is usual. We believe that given the heightened uncertainty in the market and the potential for ongoing volatility, adopting a slightly more defensive stance is prudent. This positioning also gives us greater flexibility to purchase attractive bonds without necessarily having to sell an existing position to raise cash.

What is your outlook for the municipal bond market?

We believe that while the financial challenges faced by many states remain significant, the likelihood of a default at the state level is quite remote. Generally, debt service is one of the top priorities of payment for a state. For example, debt service payments in California are second only to education. Debt service for states is also normally a small part of the budget. While some states will continue to wrestle with large pension deficits, we believe that the fiscal condition of most state governments gradually will continue to improve along with the broader U.S. economy.

Still, various factors will continue to affect the municipal bond market’s supply-and-demand balance. Although we expect overall supply to contract in 2011 compared with last year — and although it has been lighter than expected year to date — the market is anticipating an uptick in new issuance, which could put pressure on yield levels.

Moreover, there is increased uncertainty surrounding the future of tax rates. Although the Bush-era tax rates were extended in December 2010 for another two years, legislators are now discussing a tax code overhaul, and it’s unclear what future rates will be, particularly for top income earners. In addition to the uncertainty at the federal level, state budget shortfalls and pension liabilities could increase pressure to raise state income taxes. Additionally, government policymakers are showing increased interest in states’ financial conditions, which could spur more media attention and add volatility to the municipal bond market.

All in all, we anticipate that price volatility in the municipal bond market could continue over the short term, but for investors with longer time horizons, we remain confident that our actively managed approach remains a prudent way to generate attractive total returns in the tax-free bond market.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund is managed by Paul Drury and Susan McCormack.

IN THE NEWS

Municipal bonds’ tax-exempt income status is under fire by Washington lawmakers. A recently proposed bill would change the tax treatment of municipal bonds’ distributions, taxing all interest payments but also offering a tax credit for 25% of the interest income earned. The bill would likely make municipal bonds a less attractive option for individual investors, particularly those in the top three income tax brackets. But it could encourage institutional and foreign buyers to re-enter the municipal market. Both had been a significant source of demand for bonds issued under the now-expired Build America Bonds program. This is not the first time lawmakers have considered revoking the tax exemption for municipal bonds in order to generate more revenue, but each time the effort has failed.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.42%	6.27%	5.65%	5.65%	5.58%	5.58%	6.02%	5.90%	6.46%

10 years	40.92	35.43	32.18	32.18	30.35	30.35	36.83	32.45	42.08
Annual average	3.49	3.08	2.83	2.83	2.69	2.69	3.19	2.85	3.57

5 years	13.33	8.81	9.68	7.89	8.91	8.91	11.66	8.14	14.26
Annual average	2.53	1.70	1.87	1.53	1.72	1.72	2.23	1.58	2.70

3 years	8.64	4.33	6.43	3.61	6.13	6.13	7.57	4.05	9.36
Annual average	2.80	1.42	2.10	1.19	2.00	2.00	2.46	1.33	3.03

1 year	0.00	–4.01	–0.64	–5.41	–0.77	–1.72	–0.29	–3.58	0.22

6 months	–6.43	–10.14	–6.73	–11.30	–6.88	–7.79	–6.59	–9.64	–6.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 3/31/11

	Barclays Capital	Lipper California Municipal Debt
	Municipal Bond Index	Funds category average*

Annual average (life of fund)	7.10%	6.46%

10 years	57.65	39.28
Annual average	4.66	3.35

5 years	22.49	10.74
Annual average	4.14	2.03

3 years	14.01	7.54
Annual average	4.47	2.44

1 year	1.63	–0.56

6 months	–3.68	–6.44

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/11, there were 123, 122, 117, 104, 84, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/11

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.179385		$0.155332	$0.150515	$0.168348		$0.187910

Capital gains [2]	—		—	—	—		—

Total	$0.179385		$0.155332	$0.150515	$0.168348		$0.187910

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

9/30/10	$7.99	$8.32	$7.98	$8.03	$7.97	$8.24	$8.01

3/31/11	7.30	7.60	7.29	7.33	7.28	7.52	7.31

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.94%	4.75%	4.30%	4.15%	4.66%	4.51%	5.16%

Taxable equivalent [4]	8.50	8.17	7.40	7.14	8.02	7.76	8.88

Current 30-day SEC yield [5]	N/A	4.55	4.10	3.94	N/A	4.31	5.00

Taxable equivalent [4]	N/A	7.83	7.05	6.78	N/A	7.41	8.60

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 41.86% federal and state combined tax rate for 2011. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/10*	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month period
ended 3/31/11	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/2010.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2010, to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.62	$6.65	$7.37	$4.97	$2.56

Ending value (after expenses)	$935.70	$932.70	$931.20	$934.10	$935.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2011, use the following calculation method. To find the value of your investment on October 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.78	$6.94	$7.70	$5.19	$2.67

Ending value (after expenses)	$1,021.19	$1,018.05	$1,017.30	$1,019.80	$1,022.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/11 (Unaudited)

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AGO Assured Guaranty, Ltd.	Radian Insd. Radian Group Insured
AMBAC AMBAC Indemnity Corporation	SGI Syncora Guarantee, Inc.
Cmnwlth. of PR Gtd. Commonwealth of	TAN Tax Anticipation Notes
Puerto Rico Guaranteed	U.S. Govt. Coll. U.S. Government Collateralized
COP Certificates of Participation	VRDN Variable Rate Demand Notes
FGIC Financial Guaranty Insurance Company

MUNICIPAL BONDS AND NOTES (99.5%)*	Rating**	Principal amount	Value

California (93.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Sharp Hlth. Care), 6 1/4s, 8/1/39	A2	$20,750,000	$20,396,213
(St. Rose Hosp.), Ser. A, 6s, 5/15/29	A–	5,625,000	5,612,288

Alameda, Corridor Trans. Auth. Rev. Bonds,
Ser. A, AMBAC, zero %, 10/1/19	A3	29,270,000	16,526,427

Anaheim, Pub. Fin. Auth. Rev. Bonds (Distr. Syst.),
NATL, 5s, 10/1/29	A1	1,945,000	1,839,484

Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
(Cap. Appn. Sub. Impt.), Ser. C, AGM, zero %,
9/1/30	AAA	1,290,000	312,348
(Cap. Appn. Sub. Pub. Impt.), Class C, AGM,
zero %, 9/1/22	AAA	6,500,000	3,210,870

Arcadia, Unified School Dist. G.O. Bonds
(Election of 2006), Ser. A, AGM, zero %, 8/1/18	AAA	1,500,000	1,039,620

Bay Area Toll Auth. of CA Rev Bonds, Ser. F, 5s,
4/1/31 T	Aa2	13,600,000	13,447,544

Burbank, Pub. Fin. Auth. Rev. Bonds (West Olive
Redev.), AMBAC, 5s, 12/1/26	BBB+	3,390,000	2,818,412

CA Rev. Bonds
(Catholic Hlth. Care West), Ser. A, 6s, 7/1/39	A2	10,500,000	10,498,844
(Adventist Hlth. Syst.-West), Ser. A, 5 3/4s,
9/1/39	A	10,500,000	9,845,115

CA Edl. Fac. Auth. Rev. Bonds
(CA College of Arts), 5s, 6/1/30	Baa3	1,825,000	1,491,116
(CA Lutheran U.), 5 3/4s, 10/1/38	Baa1	5,000,000	4,612,250
(Claremont Graduate U.), Ser. A, 5 1/8s, 3/1/28	A3	1,270,000	1,189,825
(Claremont Graduate U.), Ser. A, 5s, 3/1/31	A3	2,465,000	2,183,916
(Claremont Graduate U.), Ser. A, 6s, 3/1/38	A3	1,045,000	1,015,082
(Loyola-Marymount U.), Ser. A, 5 1/8s, 10/1/40	A2	2,955,000	2,619,253
(Lutheran U.), Ser. C, 4 1/2s, 10/1/19	Baa1	2,830,000	2,723,592
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,250,000	1,172,888
(Lutheran U.), Ser. C, 5s, 10/1/29	Baa1	1,500,000	1,332,255
(U. of La Verne), Ser. A, 5s, 6/1/31	Baa2	1,970,000	1,642,389
(U. of the Pacific), 5 1/2s, 11/1/39	A2	1,250,000	1,168,238
(U. of the Pacific), 5 1/4s, 11/1/29	A2	1,265,000	1,261,977
(U. of the Pacific), 5s, 11/1/25	A2	4,000,000	4,011,200
(U. of the Pacific), 5s, 11/1/30	A2	2,500,000	2,394,550

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
CA Edl. Fac. Auth. Rev. Bonds
(U. of The Pacific), 5s, 11/1/36	A2	$10,735,000	$9,440,788
(U. Redlands), Ser. A, 5 1/8s, 8/1/38	A3	6,430,000	5,123,938

CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Providence Hlth. & Svcs.), Ser. C, 6 1/2s, 10/1/38	Aa2	5,400,000	5,755,050
(Providence Hlth. & Svcs.), Ser. C, 6 1/2s, 10/1/38
(Prerefunded 10/1/18)	Aa2	100,000	128,108
(Providence Hlth. & Svcs.), Class C, 6 1/4s,
10/1/28	Aa2	3,350,000	3,580,849
(Catholic Hlth. Care West), Ser. J, 5 5/8s, 7/1/32	A2	2,750,000	2,665,300
(Sutter Hlth.), Ser. A, 5 1/4s, 11/15/46	Aa3	10,000,000	8,597,900
(Cedars Sinai Med. Ctr.), 5s, 8/15/39	A2	14,170,000	12,121,727
(Cedars-Sinai Med. Ctr.), 5s, 11/15/34	AAA	6,250,000	5,484,063
(CA-NV Methodist), 5s, 7/1/26	A–	1,745,000	1,655,604
Ser. B, AMBAC, 5s, 7/1/21	A2	3,500,000	3,503,500

CA Hsg. Fin. Agcy. Rev. Bonds
(Home Mtge.), Ser. H, FGIC, 5 3/4s, 8/1/30	A	10,000	10,053
(Home Mtge.), Ser. I, 4 7/8s, 8/1/41	A	5,000,000	3,896,650
(Home Mtge.), Ser. I, 4.6s, 8/1/21	A	5,000,000	4,470,250
(Home Mtge.), Ser. K, 4 5/8s, 8/1/26	A	2,500,000	2,172,075
(Home Mtge.), Ser. L, 5.2s, 8/1/28	A	4,500,000	4,232,654
(Home Mtge.), Ser. M, 4 3/4s, 8/1/42	A	8,050,000	6,616,054
(Multi-Fam. Hsg. III), Ser. B, NATL, 5 1/2s, 8/1/39	A2	1,650,000	1,389,498
Ser. J, 5 3/4s, 8/1/47	A	3,720,000	3,741,761

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(CA Indpt. Syst. Operator), Ser. A, 6 1/4s, 2/1/39	A1	12,000,000	12,148,800
(Oakland Unified School Dist. Fin.), 5s, 8/15/22	A2	4,985,000	4,702,849

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)
5 1/4s, 2/1/46	Baa2	11,000,000	8,328,980
5 1/4s, 2/1/37	Baa2	14,650,000	11,576,576

CA Muni. Fin. Auth. Rev. Bonds
(Biola U.), 5 7/8s, 10/1/34	Baa1	10,000,000	9,696,700
(Biola U.), 5.8s, 10/1/28	Baa1	220,000	217,382
(Eisenhower Med. Ctr.), Ser. A, 5 3/4s, 7/1/40	Baa1	11,050,000	9,460,346
(Loma Linda U.), 5s, 4/1/28	A2	2,000,000	1,841,760
(U. of La Verne), Ser. A, 6 1/4s, 6/1/40	Baa2	4,000,000	3,750,840
(U. Students Coop Assn.), 5s, 4/1/22	BBB–	790,000	720,551

CA Muni. Fin. Auth. Sr. Living Rev. Bonds
(Pilgrim Place Claremont), Ser. A, 6 1/8s, 5/15/39	A–	5,835,000	5,641,220

CA Poll. Control Fin. Auth. Rev. Bonds (San Jose
Wtr. Co.), 5.1s, 6/1/40	A	4,500,000	4,007,160

CA Poll. Control Fin. Auth. VRDN (Pacific Gas &
Electric Corp.)
Ser. F, 0.17s, 11/1/26	A–1+	28,300,000	28,300,000
Class C, 0.23s, 11/1/26	A–1+	7,800,000	7,800,000
Ser. E, 0.17s, 11/1/26	VMIG1	18,100,000	18,100,000

CA Poll. Control Fin. Auth. Solid Waste Disp.
Rev. Bonds (Waste Management, Inc.)
Ser. A-2, 5.4s, 4/1/25	BBB	7,500,000	7,449,075
Ser. B, 5s, 7/1/27	BBB	4,500,000	4,218,660

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
CA Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 8/1/40	BBB+	$4,000,000	$3,707,160

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	43,000,000	46,470,530
5 3/4s, 4/1/31	A1	40,620,000	41,638,342

CA State Enterprise Auth. Swr. Fac. Rev. Bonds
(Anheuser-Busch), 5.3s, 9/1/47	Baa1	2,000,000	1,832,100

CA State Pub. Wks. Board Rev. Bonds
(Dept. of Dev. Svcs. — Porterville), Ser. C,
6s, 4/1/24	A2	3,615,000	3,850,662
(Dept. of Dev. Svcs. — Porterville), Ser. C,
6s, 4/1/27	A2	575,000	595,637
(Dept. of Ed. — Riverside Campus), Ser. B,
6 1/8s, 4/1/29	A2	490,000	507,023
(Dept. of Ed. — Riverside Campus), Ser. B,
6s, 4/1/24	A2	4,485,000	4,777,377
(Dept. of Ed. — Riverside Campus), Ser. B,
6s, 4/1/26	A2	2,625,000	2,741,655
(Regents U.), Ser. E, 5s, 4/1/28	Aa2	8,290,000	8,205,774
(Regents U.), Ser. E, 5s, 4/1/29	Aa2	7,015,000	6,844,325
(Riverside Campus), Ser. B, 6s, 4/1/25	A2	1,755,000	1,838,819
(Trustees CA State U.), Ser. D, 6s, 4/1/26	Aa3	1,365,000	1,471,688
Ser. A-1, 5 1/2s, 3/1/25	A2	2,500,000	2,512,100
Ser. G-1, 5 3/4s, 10/1/30	A2	11,500,000	11,275,634
Ser. I-1, 6 1/8s, 11/1/29	A2	4,000,000	4,146,720

CA State Pub. Wks. Board Lease Rev. Bonds
Ser. A, NATL, 6 1/2s, 9/1/17	A2	28,000,000	30,681,560
(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5s, 12/1/19	A2	17,250,000	17,423,018

CA State U. Rev. Bonds (Systemwide), Ser. A,
5 3/4s, 11/1/28	Aa2	5,000,000	5,185,850

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	15,300,000	12,737,862

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(American Baptist Homes West), 6 1/4s, 10/1/39	BBB	4,500,000	4,211,550
(Catholic Hlth. Care West), Ser. A, 5 1/2s, 7/1/30	A2	12,000,000	11,517,600
(Enloe Med. Ctr.), 6 1/4s, 8/15/28	A–	5,000,000	5,153,950
(Enloe Med. Ctr.), 6 1/4s, 8/15/33	A–	7,500,000	7,574,100
(Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/20	A–	1,055,000	1,066,088
(Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/27	A–	3,685,000	3,393,111
(Huntington Memorial Hosp.), 5s, 7/1/35	A+	11,175,000	9,267,651
(Irvine LLC-UCI East Campus), 6s, 5/15/40	Baa2	11,000,000	10,311,510
(Kaiser Permanente), Ser. B, 5 1/4s, 3/1/45	A+	19,000,000	16,190,660
(Kaiser Permanente), Ser. B, 5s, 3/1/41	A+	1,815,000	1,500,352
(Sr. Living-Presbyterian Homes), 7 1/4s,
11/15/41	BBB	6,000,000	6,248,460
(Sr. Living-Presbyterian Homes), Ser. A, 4 7/8s,
11/15/36	BBB	1,000,000	791,210
(Sutter Hlth.), Ser. A, 6s, 8/15/42	Aa3	5,000,000	4,950,750

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	$2,000,000	$1,715,920
(Thomas Jefferson School of Law), Ser. A, 7 1/4s,
10/1/38	BB+	2,415,000	2,421,859
Ser. C, 5 1/4s, 8/1/31	A+	7,600,000	6,893,428

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Front Porch Cmntys. & Svcs.), Ser. A, 5 1/8s,
4/1/37	BBB	9,500,000	7,458,165

CA Statewide Cmnty. Dev. Auth. Special Tax Rev.
Bonds
(Citrus Garden Apt. Project — D1), 5 1/4s, 7/1/22	BBB	1,630,000	1,543,056
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	1,225,000	578,911
(Cmnty. Fac. Dist. No. 1-Zone 1C), 7 1/4s, 9/1/30	BB/P	2,270,000	2,279,352

CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5 5/8s, 5/1/29	Baa3	3,025,000	2,757,772

CA Tobacco Securitization Agcy. Rev. Bonds
(Sonoma Cnty. Corp.), Ser. B, 5 1/2s, 6/1/30
(Prerefunded 6/1/12)	AAA/F	4,195,000	4,377,944

Carlsbad, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 11/1/21	AA	2,250,000	1,262,633

Castaic Lake, Wtr. Agcy. Certificates of Participation
(Water Syst. Impt.), AMBAC, zero %, 8/1/27	AA	10,000,000	3,610,400

Chino Basin, Desalter Auth. Rev. Bonds, Ser. A,
AGO, 5s, 6/1/30	AA+	3,540,000	3,531,115

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.2s, 9/1/33	BBB/P	3,750,000	3,596,625
(No. 06-1 Eastlake Woods Area), 6.15s, 9/1/26	BBB/P	2,000,000	2,020,280
(No. 07-1 Otay Ranch Village Eleven), 5 7/8s,
9/1/34	BB+/P	2,350,000	2,114,695
(No. 07-I Otay Ranch Village Eleven), 5.1s, 9/1/26	BB+/P	340,000	303,827

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas)
Ser. C, 5 7/8s, 2/15/34	Aa3	2,600,000	2,678,650
Ser. D, 5 7/8s, 1/1/34	Aa3	5,000,000	5,151,250

Coast, Cmnty. College Dist. G.O. Bonds, NATL
zero %, 8/1/22	Aa2	1,280,000	664,742
zero %, 8/1/21	Aa2	4,500,000	2,489,085

Commerce, Redev. Agcy. Rev. Bonds (Project 1),
zero %, 8/1/21 (Escrowed to maturity)	AAA/P	66,780,000	37,939,054

Compton, Unified School Dist. G.O. Bonds
(Election of 2002), Ser. D, AMBAC
zero %, 6/1/18	A2	7,295,000	5,206,369
zero %, 6/1/17	A2	7,145,000	5,465,782

Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
Ser. G, NATL, zero %, 9/1/17 (Escrowed
to maturity)	A	31,490,000	19,639,053

Corona, Cmnty. Fac. Dist. Special Tax (No. 97-2
Eagle Glen), Ser. 97-2, 5 3/4s, 9/1/16	BBB+/P	2,395,000	2,404,005

Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB–	20,200,000	18,241,812

Duarte, COP, Ser. A
5 1/4s, 4/1/31	A1	7,000,000	6,321,980
5 1/4s, 4/1/24	A1	7,500,000	7,288,875

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
6 1/4s, 8/15/17 (Escrowed to maturity)	AAA/P	$9,650,000	$10,816,589

Folsom Cordova, Unified School Dist. G.O. Bonds
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	A+	1,505,000	602,768

Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads)
5 3/4s, 1/15/40	Baa3	19,000,000	15,115,450
NATL, 5 3/8s, 1/15/14	Baa1	5,000,000	5,028,900
Ser. A, 5s, 1/1/35	Baa3	2,000,000	1,454,420

Glendora, Unified School Dist. G.O. Bonds
(Election of 2005), Ser. B, AGO, zero %, 8/1/36	AAA	5,100,000	873,681

Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-4, 7.8s, 6/1/42 (Prerefunded 6/1/11)	Aaa	6,075,000	6,956,483
Ser. 03 A-1, 6 1/4s, 6/1/33	Aaa	10,345,000	11,171,152
Ser. A-1, 5 3/4s, 6/1/47	Baa3	2,000,000	1,337,360
Ser. A-1, 5 1/8s, 6/1/47	Baa3	10,375,000	6,233,611
Ser. A-1, 5s, 6/1/33	Baa3	24,340,000	16,274,941
Ser. A-1, 4 1/2s, 6/1/27	Baa3	10,675,000	7,947,751
Ser. S-B, zero %, 6/1/47	BB	24,000,000	535,200
Ser. A, AMBAC, zero %, 6/1/24	Aa3	15,500,000	6,651,360

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, 4.55s, 6/1/22	AA+	4,085,000	3,929,035

Golden West, School Fin. Auth. Rev. Bonds,
Ser. A, NATL
zero %, 8/1/20	A	2,000,000	1,142,240
zero %, 2/1/20	A	2,480,000	1,459,579

Huntington Beach, Cmnty. Fac. Dist. Special Tax
(No. 2003-1 Huntington Ctr.)
5.85s, 9/1/33	BB/P	2,845,000	2,590,799
5.8s, 9/1/23	BB/P	1,000,000	945,000

Imperial Irrigation Elec. Dist. Rev. Bonds
Ser. A, 6 1/4s, 11/1/31	AA–	1,000,000	1,076,000
Ser. A, 5 1/2s, 11/1/41	AA–	9,000,000	8,677,440
5 1/8s, 11/1/38	AA–	7,000,000	6,416,270

Irvine Ranch, Wtr. Dist. VRDN, 0.24s, 4/1/33	VMIG1	7,900,000	7,900,000

Irvine, Impt. Board Act of 1915 G.O. Bonds
(Assmt. Dist. No. 03-19-Group 2), 5.45s, 9/2/23	BBB/P	1,000,000	973,590

Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
(Dist. No. 00-18-Group 2), 5.6s, 9/2/22	BBB+/P	5,000,000	4,929,350
(Dist. No. 00-18 Group 3), 5.55s, 9/2/26	BBB+/P	1,825,000	1,723,786
(Dist. No. 04-20), 5s, 9/2/25	BB–/P	2,000,000	1,798,060
(Dist. No. 04-20), 5s, 9/2/21	BB–/P	1,000,000	950,080
(Dist. No. 04-20), 5s, 9/2/20	BB–/P	1,000,000	964,320
(Dist. No. 04-20), 5s, 9/2/19	BB–/P	1,000,000	981,140
(Dist. No. 04-20), 4 7/8s, 9/2/18	BB–/P	1,000,000	987,430
(Dist. No. 04-20), 4.8s, 9/2/17	BB–/P	1,000,000	1,028,270
(Dist. No. 04-20), 4.7s, 9/2/16	BB–/P	1,350,000	1,386,248

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Irvine, Impt. Board Act of 1915 Ltd. Oblig. Special
Assmt. Bonds (No. 03-19 Group 4), 5s, 9/2/29	BB–/P	$705,000	$583,803

Las Virgenes, Unified School Dist. G.O. Bonds
Ser. A, AGM, 5s, 8/1/28	AA+	5,245,000	5,335,266
AGM, zero %, 11/1/23	AAA	1,395,000	677,342

Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5 1/2s, 11/15/28	A2	5,000,000	4,824,850

Los Angeles, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. A, 6s, 8/1/33	Aa1	10,000,000	10,582,500

Los Angeles, Cmnty. Redev. Agcy. Fin. Auth. Rev.
Bonds (Bunker Hill), Ser. A, AGM, 5s, 12/1/27	AA+	16,000,000	15,575,680

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. D, 5s, 5/15/40	AA	5,000,000	4,611,650

Los Angeles, Harbor Dept. Rev. Bonds, U.S. Govt.
Coll., 7.6s, 10/1/18 (Escrowed to maturity)	AAA	16,565,000	19,525,828

Los Angeles, Unified School Dist. G.O. Bonds
Ser. D, 5s, 1/1/34	Aa2	3,865,000	3,610,876
Ser. F, 5s, 7/1/29	Aa2	2,000,000	1,960,000

M-S-R Energy Auth. Rev. Bonds, Ser. A, 6 1/2s,
11/1/39	A	5,000,000	5,078,100

Metro. Wtr. Dist. Rev. Bonds (Southern CA
Wtr. Wks.), 5 3/4s, 8/10/18	AAA	20,000,000	23,083,200

Modesto, High School Dist. Stanislaus Cnty., G.O.
Bonds, Ser. A, FGIC, NATL, zero %, 8/1/24	A1	1,200,000	509,652

Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AAA	6,445,000	1,585,406

Napa Valley, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. C, NATL
zero %, 8/1/22	AA–	5,000	2,597
zero %, 8/1/21	AA–	8,575,000	4,781,249

Natomas, Unified School Dist. G.O. Bonds, FGIC,
zero %, 8/1/29	A	4,210,000	960,933

North Natomas, Cmnty. Fac. Special Tax Bonds
Ser. B, 6 3/8s, 9/1/31	BBB–/P	6,150,000	6,002,277
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	3,770,000	2,991,231
Ser. D, 5s, 9/1/26	BBB–/P	1,710,000	1,468,548

Oakland, Joint Powers Fin. Auth. VRDN (Fruitvale
Transit Village), Ser. B, 0.24s, 7/1/33	VMIG1	1,300,000	1,300,000

Oakland, Swr. Rev. Bonds, Ser. A, AGM, 5s, 6/15/26	AA+	3,690,000	3,749,594

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election of 2006), Ser. A, 6 1/8s, 8/1/29	A2	4,000,000	3,993,040

Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(Ladera Ranch — No. 03-1), Ser. A, 5 5/8s, 8/15/34	BBB–/P	2,750,000	2,426,683
(Ladera Ranch — No. 02-1), Ser. A, 5.55s, 8/15/33	BBB–/P	3,725,000	3,239,521
(Ladera Ranch — No. 03-1), Ser. A, 5 1/2s, 8/15/23	BBB–/P	1,000,000	953,360

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Palomar Pomerado, Hlth. G.O. Bonds (Election
of 2004), Ser. A, AGO
zero %, 8/1/27	AAA	$3,395,000	$1,123,711
zero %, 8/1/26	AAA	5,000,000	1,794,700
zero %, 8/1/24	AAA	5,130,000	2,173,838

Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds
5 3/4s, 9/1/39	A+	6,000,000	5,733,360
5 1/2s, 9/1/31	A+	1,000,000	974,820

Placentia, Redev. Auth. Tax Alloc. Rev. Bonds,
Ser. B, 5 3/4s, 8/1/32	BBB+	3,000,000	2,518,620

Poway, Unified School Dist. G.O. Bonds (Election
of 2008), zero %, 8/1/29	Aa3	11,350,000	3,381,052

Poway, Unified School Dist. Cmnty. Facs. Special
Tax (Cmnty. Fac. Dist. No. 14-Del Sur), 5 1/4s,
9/1/36	B+/P	5,500,000	4,225,650

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
(No. 2003-1 Sunridge Anatolia), 6.1s, 9/1/37	BB+/P	1,485,000	1,280,605

Rancho Mirage, Joint Powers Fin. Auth. Rev. Bonds
(Eisenhower Med. Ctr.), Ser. A, 5s, 7/1/47	Baa1	12,000,000	8,914,920

Redding, Elec. Syst. COP, NATL, 6.368s, 7/1/22
(Escrowed to maturity)	Baa1	19,690,000	22,992,012

Redwood City, Redev. Agcy., TAN (Redev. Area
2-A), AMBAC, zero %, 7/15/22	A–	3,230,000	1,493,714

Richmond, JT Pwrs. Fin. Auth. Rev. Bonds (Lease
Civic Ctr.), AGO, 5 3/4s, 8/1/29	AA+	2,000,000	2,077,480

Rio Linda, Unified School Dist. G.O. Bonds
(Election of 2006), AGM, 5s, 8/1/31	AA+	6,000,000	5,842,740

Ripon, Redev. Agcy. Tax Alloc. (Cmnty. Redev.),
NATL, 4 3/4s, 11/1/36	Baa1	1,470,000	1,011,625

Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29	BB–	4,250,000	3,394,050

Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds
(Rohnert Redev.), NATL, zero %, 8/1/25	A	1,340,000	504,939

Sacramento City Fin. Auth. TAN, Ser. A, FGIC,
NATL, zero %, 12/1/23	A	15,815,000	6,702,238

Sacramento Cnty., Arpt. Syst. Rev. Bonds
5s, 7/1/40	A2	2,650,000	2,314,271
Ser. A, AGM, 5s, 7/1/28	AA+	1,500,000	1,486,215
Ser. A, AGM, 5s, 7/1/26	AA+	5,000,000	5,014,650
Ser. A, AGM, 5s, 7/1/25	AA+	3,990,000	4,030,738

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	1,455,000	1,410,346
5.7s, 9/1/23	BBB–/P	4,795,000	4,832,161

Sacramento, City Fin. Auth. Tax Alloc. Bonds
Ser. A, FGIC, NATL, zero %, 12/1/22	A	7,500,000	3,451,800
(Cap. Appn.), Ser. A, FGIC, NATL, zero %, 12/1/19	A	5,000,000	2,918,950

Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
Ser. K, AMBAC, 5 1/4s, 7/1/24	A1	11,500,000	12,131,120

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, Muni. Util. Dist. Fin. Auth. Rev.
Bonds (Cosumnes), NATL, 5s, 7/1/19	Baa1	$1,070,000	$1,077,758

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. A, 6 1/4s, 8/1/33	Aa2	1,000,000	1,064,430

San Diego, Pub. Fac. Fin. Auth. Rev. Bonds
Ser. A, 5 1/4s, 3/1/40	A2	1,000,000	857,490
Ser. A, 5 1/4s, 9/1/35	A2	1,500,000	1,316,745
Ser. A, 5 1/4s, 3/1/25	A2	6,065,000	5,930,174
(Southcrest), Ser. B, Radian Insd., 5 1/8s, 10/1/22	Baa2	1,000,000	892,130
Ser. A, 5s, 9/1/26	A2	6,265,000	5,880,077

San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
Ser. A
5 1/4s, 5/15/29	Aa3	1,245,000	1,270,224
5 1/8s, 5/15/29	Aa3	7,885,000	7,965,348

San Diego, Redev. Agcy. Rev. Bonds (Centre City),
Ser. A, SGI, 5 1/4s, 9/1/15	A2	3,215,000	3,357,264

San Diego, Redev. Agcy. Tax Alloc. (Centre City),
Ser. A, SGI, 5s, 9/1/22	A2	4,665,000	4,252,567

San Diego, Unified School Dist. G.O. Bonds
Ser. C, zero %, 7/1/46	Aa1	19,000,000	1,636,660
(Election of 2008), Ser. C, zero %, 7/1/44	Aa1	15,000,000	1,489,800

San Francisco City & Cnty., Multi-Fam. Hsg. VRDN,
Ser. A, 0.22s, 8/1/30	A–1+	200,000	200,000

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.)
Ser. 34D, AGO, 5 1/4s, 5/1/25	AA+	2,250,000	2,312,753
Ser. F, 5s, 5/1/40	A1	4,750,000	4,227,832
Ser. G, 5s, 5/1/40	A1	4,400,000	3,916,308

San Francisco, City & Cnty. Redev. Fin. Auth. TAN
(Mission Bay North Redev.), Ser. C, 6 3/4s, 8/1/41	A–	1,000,000	998,850

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South), Ser. D,
6 5/8s, 8/1/39	BBB	1,250,000	1,179,250

San Joaquin Cnty. Trans. Auth. Rev. Bonds,
Ser. A, 5 1/2s, 3/1/41	AA	7,000,000	6,829,130

San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
Ser. A, NATL, 5 3/8s, 1/15/29	Baa1	3,000,000	2,301,480
(Toll Road), Ser. A, 5s, 1/1/33	Ba2	34,125,000	24,000,112

San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged
Area Redev.), Ser. B, Radian Insd., 5s, 8/1/32	A2	3,935,000	3,015,941

San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds,
Ser. B, 6 1/4s, 8/1/20	A2	5,025,000	5,020,930

San Juan, Basin Auth. Rev. Bonds (Ground Wtr.
Recvy.), AMBAC, 5s, 12/1/34	A/P	1,000,000	782,580

San Marcos, Pub. Fac. Auth. Rev. Bonds
5.8s, 9/1/27	Baa3	2,995,000	2,840,099
5.8s, 9/1/18	Baa3	1,635,000	1,642,325

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
San Mateo Cnty., Cmnty. College G.O. Bonds
(Election of 2005)
Ser. B, NATL, zero %, 9/1/27	Aaa	$10,545,000	$3,838,591
Ser. A, NATL, zero %, 9/1/26	Aa1	4,000,000	1,593,280

Santa Barbara Cnty., Waterfront COP, AMBAC, 5s,
10/1/27	A3	4,590,000	4,420,308

Santa Clara, Elec. Rev. Rev. Bonds, Ser. A
6s, 7/1/31	A	2,500,000	2,608,550
5 1/4s, 7/1/32	A	4,000,000	3,870,400

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Rev. Bonds
(Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	11,075,000	11,043,657
(Impt. Area No. 3), Ser. B, 6.2s, 9/1/30	BBB/P	495,000	475,037
(Impt. Area No. 3), Ser. B, 6.1s, 9/1/21	BBB/P	500,000	500,985

Saugus, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 8/1/24	A1	1,210,000	542,286

Semitropic, Impt. Dist. Wtr. Storage Rev. Bonds,
Ser. A, SGI, 5 1/8s, 12/1/35	AA	3,000,000	2,759,130

Sierra View, Hlth. Care Dist. Rev. Bonds
5 1/4s, 7/1/37	A/F	4,500,000	4,023,450
5 1/4s, 7/1/32	A/F	1,000,000	901,200

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, NATL, zero %, 8/1/25	Aa3	9,020,000	3,799,134

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5 1/4s, 11/1/24	Baa1	2,850,000	2,801,066
(Natural Gas), Ser. A, 5 1/4s, 11/1/21	Baa1	1,500,000	1,480,800

Stockton, Redev. Agcy. Rev. Bonds (Stockton
Events Ctr.), FGIC, NATL, 5s, 9/1/28	A–	1,500,000	1,371,060

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	B+/P	4,830,000	4,836,278

Sweetwater, High School COP, AGM, 5s, 9/1/27	AA+	7,840,000	7,238,202

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1)
6 7/8s, 9/1/24	B/P	5,000,000	5,035,050
zero %, 9/1/14	B+/P	1,725,000	1,324,679

Tobacco Securitization Auth. of Southern CA
Rev. Bonds
Ser. A, 5 5/8s, 6/1/43 (Prerefunded 6/1/12)	Aaa	5,000,000	5,302,050
Class A1-SNR, 5 1/8s, 6/1/46	BBB	5,000,000	3,012,450
Ser. A1-SNR, 5s, 6/1/37	BBB	2,000,000	1,308,520

Torrance Memorial Med. Ctr. Rev. Bonds, Ser. A,
5 1/2s, 6/1/31	A+	2,000,000	1,910,780

Tracy, Operational Partnership, Joint Powers
Auth. Lease Rev. Bonds, AGO
6 3/8s, 10/1/38	AA+	2,200,000	2,320,978
6 1/4s, 10/1/33	AA+	3,000,000	3,168,570

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A
5 7/8s, 1/1/29	A1	6,000,000	6,313,320
5 5/8s, 1/1/29	A1	1,000,000	1,035,080

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Turlock, Dist. Ser. A, 5s, 1/1/40	A1	$11,640,000	$10,312,573

U. of CA Rev. Bonds, Ser. O, 5 1/4s, 5/15/39	Aa1	7,000,000	6,828,850

Ventura Cnty., COP (Pub. Fin. Auth. III)
5 3/4s, 8/15/29	AA	1,500,000	1,553,205
5 3/4s, 8/15/28	AA	1,745,000	1,817,679

Vernon, Elec. Syst. Rev. Bonds, Ser. A, 5 1/8s,
8/1/21	A3	14,000,000	14,031,920

West Kern, Cmnty. Coll. Dist. G.O. Bonds
(Election of 2004), Ser. B, SGI, zero %, 11/1/24	A+	2,395,000	1,025,252

			1,392,154,325
Guam (0.1%)
Guam Govt. Wtr. Wks. Auth. Rev. Bonds, 5 5/8s,
7/1/40	Ba2	2,450,000	2,073,288

			2,073,288
Puerto Rico (6.3%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds (Asset Backed Bonds), 5 5/8s, 5/15/43	BBB	4,000,000	3,078,080

Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	A3	5,000,000	5,077,750
Ser. C, 6s, 7/1/39	A3	3,770,000	3,606,833
Ser. A, 5 1/4s, 7/1/34	A3	2,750,000	2,433,393

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa1	14,000,000	12,960,780
6s, 7/1/38	Baa1	7,350,000	6,909,441

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. AA, 5s, 7/1/28	A2	1,200,000	1,129,800

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	14,800,000	14,827,084

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax, Ser. B, 5s, 7/1/31	A3	5,000,000	4,344,200

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 1/8s, 7/1/23	A3	5,500,000	5,787,980

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A1	19,500,000	19,227,000
Ser. C, 5 1/4s, 8/1/41	A1	6,250,000	5,558,625

U. of PR Rev. Bonds
Ser. P, 5s, 6/1/26 (Puerto Rico)	Baa1	5,000,000	4,576,300
Ser. Q, 5s, 6/1/25 (Puerto Rico)	Baa1	5,000,000	4,639,750

			94,157,016
Virgin Islands (0.1%)
VI Pub. Fin. Auth. Rev. Bonds, Ser. A, 5s, 10/1/25	Baa2	2,000,000	1,939,840

			1,939,840

TOTAL INVESTMENTS

Total investments (cost $1,523,414,393)			$1,490,324,469

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through March 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,497,988,801.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	17.6%
Utilities	16.2
State government	15.7
Land	10.2

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	1,490,324,469	$—

Totals by level	$—	$1,490,324,469	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,523,414,393)	$1,490,324,469

Cash	3,780

Interest and other receivables	20,761,080

Receivable for shares of the fund sold	619,528

Receivable for investments sold	62,370

Total assets	1,511,771,227

LIABILITIES

Distributions payable to shareholders	2,009,398

Payable for shares of the fund repurchased	3,112,675

Payable for compensation of Manager (Note 2)	565,427

Payable for investor servicing fees (Note 2)	70,023

Payable for custodian fees (Note 2)	15,818

Payable for Trustee compensation and expenses (Note 2)	316,955

Payable for administrative services (Note 2)	8,865

Payable for distribution fees (Note 2)	817,371

Payable for floating rate notes issued (Note 1)	6,800,000

Other accrued expenses	65,894

Total liabilities	13,782,426

Net assets	$1,497,988,801

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,591,737,502

Undistributed net investment income (Note 1)	4,857,860

Accumulated net realized loss on investments (Note 1)	(65,516,637)

Net unrealized depreciation of investments	(33,089,924)

Total — Representing net assets applicable to capital shares outstanding	$1,497,988,801

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,411,048,751 divided by 193,301,801 shares)	$7.30

Offering price per class A share (100/96.00 of $7.30)*	$7.60

Net asset value and offering price per class B share ($10,643,180 divided by 1,459,363 shares)**	$7.29

Net asset value and offering price per class C share ($44,103,821 divided by 6,015,180 shares)**	$7.33

Net asset value and redemption price per class M share ($2,261,431 divided by 310,506 shares)	$7.28

Offering price per class M share (100/96.75 of $7.28)***	$7.52

Net asset value, offering price and redemption price per class Y share
($29,931,618 divided by 4,092,538 shares)	$7.31

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/11 (Unaudited)

INTEREST INCOME	$44,376,254

EXPENSES

Compensation of Manager (Note 2)	$3,513,237

Investor servicing fees (Note 2)	428,295

Custodian fees (Note 2)	25,321

Trustee compensation and expenses (Note 2)	87,370

Administrative services (Note 2)	18,598

Distribution fees — Class A (Note 2)	1,632,793

Distribution fees — Class B (Note 2)	55,981

Distribution fees — Class C (Note 2)	240,095

Distribution fees — Class M (Note 2)	6,288

Interest and fees expense (Note 1)	23,509

Other	150,718

Total expenses	6,182,205

Expense reduction (Note 2)	(4,310)

Net expenses	6,177,895

Net investment income	38,198,359

Net realized loss on investments (Notes 1 and 3)	(18,849,580)

Net unrealized depreciation of investments during the period	(130,357,431)

Net loss on investments	(149,207,011)

Net decrease in net assets resulting from operations	$(111,008,652)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/11*	Year ended 9/30/10

Operations:
Net investment income	$38,198,359	$79,465,589

Net realized loss on investments	(18,849,580)	(22,915,940)

Net unrealized appreciation (depreciation) of investments	(130,357,431)	35,180,240

Net increase (decrease) in net assets resulting from operations	(111,008,652)	91,729,889

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(140,785)	(260,246)

Class B	(1,247)	(4,010)

Class C	(4,468)	(7,234)

Class M	(241)	(486)

Class Y	(2,327)	(2,987)

From tax-exempt net investment income
Class A	(35,735,442)	(75,181,015)

Class B	(269,799)	(869,052)

Class C	(949,328)	(1,827,073)

Class M	(56,041)	(137,323)

Class Y	(621,492)	(946,699)

Redemption fees (Note 1)	—	560

Decrease from capital share transactions (Note 4)	(76,148,000)	(40,766,308)

Total decrease in net assets	(224,937,822)	(28,271,984)

NET ASSETS

Beginning of period	1,722,926,623	1,751,198,607

End of period (including undistributed net investment
income of $4,857,860 and $4,440,671, respectively)	$1,497,988,801	$1,722,926,623

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
March 31, 2011**	$7.99	.18	(.69)	(.51)	(.18)	—	(.18)	—	$7.30	(6.43) *	$1,411,049	.38*[d]	2.40*[d]	6*
September 30, 2010	7.93	.36	.07	.43	(.37)	—	(.37)	— [c]	7.99	5.64	1,627,229	.76 [d]	4.74 [d]	16
September 30, 2009	7.30	.36	.62	.98	(.35)	—	(.35)	— [c]	7.93	14.12	1,655,447	.80 [d,e]	4.98 [d,e]	26
September 30, 2008	8.04	.35	(.71)	(.36)	(.34)	(.04)	(.38)	— [c]	7.30	(4.69)	1,666,074	.77 [d]	4.44 [d]	48
September 30, 2007	8.23	.35	(.17)	.18	(.34)	(.03)	(.37)	— [c]	8.04	2.14	1,845,476.76		4.25	36
September 30, 2006	8.43	.34	(.01)	.33	(.34)	(.19)	(.53)	— [c]	8.23	4.09	1,959,603.75		4.17	12

Class B
March 31, 2011**	$7.98	.16	(.69)	(.53)	(.16)	—	(.16)	—	$7.29	(6.73) *	$10,643	.69*[d]	2.08*[d]	6*
September 30, 2010	7.92	.31	.07	.38	(.32)	—	(.32)	— [c]	7.98	4.97	15,928	1.39 [d]	4.14 [d]	16
September 30, 2009	7.29	.31	.63	.94	(.31)	—	(.31)	— [c]	7.92	13.37	29,276	1.44 [d,e]	4.35 [d,e]	26
September 30, 2008	8.04	.30	(.72)	(.42)	(.29)	(.04)	(.33)	— [c]	7.29	(5.45)	49,316	1.41 [d]	3.79 [d]	48
September 30, 2007	8.22	.30	(.17)	.13	(.28)	(.03)	(.31)	— [c]	8.04	1.63	76,150	1.40	3.60	36
September 30, 2006	8.42	.29	(.01)	.28	(.29)	(.19)	(.48)	— [c]	8.22	3.46	120,918	1.39	3.52	12

Class C
March 31, 2011**	$8.03	.15	(.70)	(.55)	(.15)	—	(.15)	—	$7.33	(6.88) *	$44,104	.76*[d]	2.01*[d]	6*
September 30, 2010	7.96	.30	.08	.38	(.31)	—	(.31)	— [c]	8.03	4.95	51,872	1.54 [d]	3.95 [d]	16
September 30, 2009	7.33	.30	.63	.93	(.30)	—	(.30)	— [c]	7.96	13.18	44,289	1.59 [d,e]	4.18 [d,e]	26
September 30, 2008	8.07	.29	(.71)	(.42)	(.28)	(.04)	(.32)	— [c]	7.33	(5.40)	34,679	1.56 [d]	3.66 [d]	48
September 30, 2007	8.26	.28	(.17)	.11	(.27)	(.03)	(.30)	— [c]	8.07	1.32	21,493	1.55	3.46	36
September 30, 2006	8.46	.28	(.01)	.27	(.28)	(.19)	(.47)	— [c]	8.26	3.24	23,147	1.54	3.37	12

Class M
March 31, 2011**	$7.97	.17	(.69)	(.52)	(.17)	—	(.17)	—	$7.28	(6.59) *	$2,261	.51*[d]	2.26*[d]	6*
September 30, 2010	7.91	.34	.06	.40	(.34)	—	(.34)	— [c]	7.97	5.34	3,011	1.04 [d]	4.46 [d]	16
September 30, 2009	7.28	.34	.62	.96	(.33)	—	(.33)	— [c]	7.91	13.81	3,775	1.09 [d,e]	4.69 [d,e]	26
September 30, 2008	8.03	.33	(.72)	(.39)	(.32)	(.04)	(.36)	— [c]	7.28	(5.11)	4,358	1.06 [d]	4.14 [d]	48
September 30, 2007	8.21	.32	(.16)	.16	(.31)	(.03)	(.34)	— [c]	8.03	1.97	4,998	1.05	3.95	36
September 30, 2006	8.41	.32	(.01)	.31	(.32)	(.19)	(.51)	— [c]	8.21	3.79	6,115	1.04	3.87	12

Class Y
March 31, 2011**	$8.01	.19	(.70)	(.51)	(.19)	—	(.19)	—	$7.31	(6.43) *	$29,932	.27*[d]	2.51*[d]	6*
September 30, 2010	7.94	.38	.07	.45	(.38)	—	(.38)	— [c]	8.01	6.01	24,888	.54 [d]	4.95 [d]	16
September 30, 2009	7.31	.37	.63	1.00	(.37)	—	(.37)	— [c]	7.94	14.34	18,410	.59 [d,e]	5.18 [d,e]	26
September 30, 2008†	7.96	.28	(.66)	(.38)	(.27)	—	(.27)	— [c]	7.31	(4.91) *	10,718	.42*[d]	3.53*[d]	48

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Includes interest and fee expense associated with borrowings which amounted to the following (Note 1):

Percentage of
average net assets

March 31, 2011	<0.01%

September 30, 2010	<0.01

September 30, 2009	<0.01

September 30, 2008	<0.01

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class of the fund reflect a reduction as of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.01%

September 30, 2009	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam California Tax Exempt Income Fund (the fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing mainly in a diversified portfolio of intermediate to longer term California tax-exempt securities. The fund may be affected by economic and political developments in the state of California.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through March 31, 2011.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $13,447,544 were held by the TOB trust and served as collateral for $6,800,000 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $9,268 for these investments based on an average interest rate of 0.27%.

D) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

E) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $15,117,621 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$766,815	September 30, 2016

12,478,683	September 30, 2017

1,872,123	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2011, $28,589,647 of losses recognized during the period from November 1, 2009 to September 30, 2010.

The aggregate identified cost on a tax basis is $1,524,414,250, resulting in gross unrealized appreciation and depreciation of $41,718,710 and $75,808,491, respectively, or net unrealized depreciation of $34,089,781.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion,
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,310 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,009, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $45,965 and $244 from the sale of class A and class M shares, respectively, and received $5,884 and $3,252 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $79 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $97,340,871 and $198,929,911, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	6,006,497	$46,110,797	13,850,119	$107,555,397

Shares issued in connection with
reinvestment of distributions	3,264,708	24,507,671	5,788,996	44,839,819

	9,271,205	70,618,468	19,639,115	152,395,216

Shares repurchased	(19,588,947)	(146,450,962)	(24,856,214)	(192,601,332)

Net decrease	(10,317,742)	$(75,832,494)	(5,217,099)	$(40,206,116)

	Six months ended 3/31/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	55,351	$416,988	280,105	$2,166,631

Shares issued in connection with
reinvestment of distributions	23,950	179,887	71,293	549,775

	79,301	596,875	351,398	2,716,406

Shares repurchased	(614,789)	(4,625,924)	(2,053,563)	(15,844,516)

Net decrease	(535,488)	$(4,029,049)	(1,702,165)	$(13,128,110)

	Six months ended 3/31/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	745,047	$5,754,166	2,069,842	$16,127,453

Shares issued in connection with
reinvestment of distributions	85,991	648,369	165,265	1,285,647

	831,038	6,402,535	2,235,107	17,413,100

Shares repurchased	(1,278,092)	(9,599,786)	(1,335,932)	(10,374,152)

Net increase (decrease)	(447,054)	$(3,197,251)	899,175	$7,038,948

	Six months ended 3/31/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	13,464	$107,256	19,479	$151,832

Shares issued in connection with
reinvestment of distributions	5,768	43,253	11,430	88,310

	19,232	150,509	30,909	240,142

Shares repurchased	(86,301)	(662,341)	(130,630)	(995,140)

Net decrease	(67,069)	$(511,832)	(99,721)	$(754,998)

	Six months ended 3/31/11		Year ended 9/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,641,296	$12,328,385	1,505,193	$11,803,134

Shares issued in connection with
reinvestment of distributions	52,243	392,899	93,599	726,183

	1,693,539	12,721,284	1,598,792	12,529,317

Shares repurchased	(709,838)	(5,298,658)	(808,621)	(6,245,349)

Net increase	983,701	$7,422,626	790,171	$6,283,968

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Francis J. McNamara, III
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA045
266989 5/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 27, 2011